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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  July 26, 2001


                            MICRO THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    00-06253                   33-0569235
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                 2 Goodyear, Irvine, CA                             92618
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (949) 837-3700


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ITEM 1. - CHANGES IN CONTROL OF REGISTRANT

On July 26, 2001, Micro Therapeutics, Inc., a Delaware corporation (the "Company"), at the closing of the second stage of an equity financing hereinafter described, sold 8,119,533 newly issued shares of its common stock to Micro Investment, LLC ("Micro Investment"), a Delaware limited liability company managed by Warburg, Pincus Equity Partners, L.P. As a result, as of July 26, 2001, Micro Investment owns 10,106,148 shares of the Company's common stock, or approximately 50.24% of the outstanding stock of the Company based upon the 20,116,970 shares issued and outstanding as of July 26, 2001, immediately following the closing. Micro Investment has indicated to the Company that the $48,717,198 in consideration for the 8,119,533 shares of common stock described herein was furnished from the working capital of Micro Investment.

     The sale of shares of common stock to Micro Investment was made pursuant to the terms of a Securities Purchase Agreement, dated as of May 25, 2001 (the "Purchase Agreement"), by and between the Company and Micro Investment. Pursuant to the Purchase Agreement, from and after the closing of the second stage of the financing, which occurred on July 26, and for so long as Micro Investment owns at least 10% of the outstanding shares of the Company's common stock, the Company has agreed that the number of members of its Board of Directors shall not exceed seven. From and after the closing of the second stage of the financing, the Company shall nominate and use its best efforts to cause to be elected and to remain as a director on the Board, (i) one person designated by Micro Investment, as long as Micro Investment owns at least 5%, but less than 10% of the outstanding shares of common stock of the Company, (ii) two persons designated by Micro Investment, as long as Micro Investment owns at least 10%, but less than 20% of the outstanding shares of common stock of the Company,
(iii) three persons designated by Micro Investment, as long as Micro Investment owns at least 20%, but less than 30% of the outstanding shares of common stock of the Company, and (iv) four persons designated by Micro Investment, as long as Micro Investment owns at least 30% of the outstanding shares of common stock of the Company. Therefore, so long as Micro Investment holds 30% of the outstanding shares of common stock of the Company, it shall be entitled to designate a majority of the members of the Company's Board of Directors.

     As of July 26, 2001, Micro Investment's four board of director designees are Dale A. Spencer, Elizabeth H. Weatherman, Richard B. Emmitt and Paul Buckman. Mr. Spencer was appointed by the remaining members of the Company's Board of Directors, following the first closing of the financing described above on May 29, 2001. Separately, Samuel Navarro had contemporaneously resigned from the Board, creating the vacancy which was filled by Mr. Spencer. In conjunction with the second closing, Elizabeth H. Weatherman, Richard B. Emmitt and Paul Buckman were appointed by the remaining members of the Company's Board of Directors, following the resignations of W. James Fitzsimmons and Dick Allen.

     In addition, the Purchase Agreement provides that for so long as Micro Investment owns at least 10% of the outstanding shares of the Company's common stock, at least one of the members of the Company's Board of Directors designated by Micro Investment shall serve as a member of each committee of the Board, whether existing as of the first closing or formed at any time thereafter.


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                            Exhibit Index on Page 6

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ITEM 5. - OTHER EVENTS

     Under the terms of the Purchase Agreement, Micro Investment agreed to invest approximately $56 million in newly issued shares of the Company's common stock. The investment consisted of a two-stage private placement. The first stage of the investment involved the sale of 1,986,615 shares of the Company's common stock at a price of $3.75 per share, of which 1,828,679 shares were sold to Micro Investment on May 31, 2001, and 157,936 shares were sold to Micro Investment on June 19, 2001 (upon the waiver of certain of the Company' stockholders of their existing preemptive rights in connection with the transactions contemplated by the Purchase Agreement), resulting in proceeds to the Company in the amount of approximately $7.5 million. The second stage of the investment, which closed on July 26, 2001, involved the sale to Micro Investment of 8,119,533 shares of common stock at a price of $6.00 per share, resulting in additional proceeds to the Company in the amount of approximately $48.7 million.

     Upon the closing of the second stage of the financing, under the terms of the Purchase Agreement, Micro Investment acquired 50.24% of the outstanding stock of the Company, resulting in a change in control of the Company. As a result, stockholder approval of the second stage of this financing was required under the Marketplace Rules of the Nasdaq Stock Market. The Company prepared, and on June 26, 2001, filed with the Securities and Exchange Commission, a Notice of Special Meeting of Stockholders and Proxy Statement for the purpose of obtaining stockholder approval of the second stage of the financing. The Company mailed the Notice of Special Meeting of Stockholders and Proxy Statement on or about June 28, 2001, to stockholders of record as of June 25, 2001. The Company received the necessary vote of stockholders approving the second stage of the financing at the special meeting of stockholders held on July 26, 2001.

     The closing of the second stage of this financing was also conditioned upon the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company received notice of such early termination of the applicable waiting period on July 2, 2001.

     The Purchase Agreement includes registration rights provisions that require the Company to prepare and file with the Securities and Exchange Commission, as soon as practicable after the second closing date, a registration statement for the purpose of registering under the Securities Act of 1933, as amended, all of the 10,106,148 shares of the Company's common stock that were sold to Micro Investment pursuant to the Purchase Agreement.

     Copies of the Purchase Agreement, including the registration rights provisions attached thereto, and the press releases announcing the signing of the Purchase Agreement and the initial closing thereunder are attached hereto as Exhibits 2.1, 99.1, and 99.2, respectively. A copy of the press release announcing the second closing under the Purchase Agreement is attached hereto as
Exhibit 99.3.


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                            Exhibit Index on Page 6


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     The foregoing description of the financing transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, including the registration rights provisions attached thereto, and the press releases describing the financing transaction, which are hereby incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS.

         EXHIBIT
          NUMBER                        DESCRIPTION
         -------                        -----------
            2.1 Securities Purchase Agreement, dated as May 25, 2001, by and between Micro Therapeutics, Inc. and Micro Investment, LLC. (Incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 7, 2001).

           99.1 Press Release dated May 29, 2001. (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 7, 2001).

           99.2 Press Release dated June 4, 2001. (Incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 7, 2001).

           99.3       Press Release dated July 26, 2001.


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                            Exhibit Index on Page 6


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MICRO THERAPEUTICS, INC.


August 1, 2001                              /s/ Harold A. Hurwitz
                                            ------------------------------------
                                                Harold A. Hurwitz
                                                Assistant Secretary and
                                                Chief Financial Officer



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                            Exhibit Index on Page 6


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                                  EXHIBIT INDEX

         EXHIBIT
          NUMBER                        DESCRIPTION
         -------                        -----------
            2.1 Securities Purchase Agreement, dated as May 25, 2001, by and between Micro Therapeutics, Inc. and Micro Investment, LLC. (Incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 7, 2001).

           99.1 Press Release dated May 29, 2001. (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 7, 2001).

           99.2 Press Release dated June 4, 2001. (Incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 7, 2001).

           99.3       Press Release dated July 26, 2001.



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